Note 16 - Contingencies	12 Months Ended
Nov. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
16.	Contingencies

From time to time, the Company may be exposed to claims and legal actions in the normal course of business. As at November 30, 2015, and continuing as at February 25, 2016, the Company is not aware of any pending or threatened material litigation claims against the Company, other than the ones described in the following paragraphs.

Pursuant to an arrangement agreement between Vasogen and Cervus LP (“Cervus”) dated August 14, 2009 (the "Cervus Agreement"), Vasogen and a Vasogen subsidiary (“New Vasogen”) entered into an indemnity agreement (the "Indemnity Agreement"), which became an obligation of the Company as of October 22, 2009. The Indemnity Agreement is designed to provide Cervus with indemnification for claims relating to Vasogen's and New Vasogen's business that are brought against Cervus in the future, subject to certain conditions and limitations. The Company's obligations under the Indemnity Agreement relating to the Tax pools defined in the Indemnity Agreement are limited to an aggregate of C$1,455,000 with a threshold amount of C$50,000 before there is an obligation to make a compensation payment. The Company does not presently expect to have to pay any amount under this Indemnity Agreement as the likelihood of payment is considered by management to be remote.

On or about August 8, 2014, Pfizer Inc., Wyeth LLC, Wyeth Pharmaceuticals Inc., and PF Prism C.V. filed a complaint against Intellipharmaceutics Corp. and Intellipharmaceutics International Inc. for alleged patent infringement in the United States District Court for the District of Delaware in respect of Intellipharmaceutics’ development of a generic of the branded drug Pristiq® (desvenlafaxine extended release tablets in 50 and 100 mg dosage strengths). A similar complaint for patent infringement was filed on August 11, 2014 by the same parties in the District Court for the Southern District of New York. The above-noted litigation has been settled effective February 2, 2015, and the litigation has been dismissed, without prejudice and without costs. All other terms of the settlement are confidential.

On or about September 26, 2014, Aziende Chimiche Riunite Angelini Francesco A.C.R.A.F. S.p.A. and Angelini Pharma Inc. filed a complaint against Intellipharmaceutics International Inc., Intellipharmaceutics Corp., and Intellipharmaceutics Ltd. for alleged patent infringement in the United States District Court for the District of Delaware in respect of Intellipharmaceutics’ development of a generic of the branded drug Oleptro™ (trazodone hydrochloride extended-release tablets in 150 and 300 mg dosage strengths). The above-noted litigation has been settled effective September 21, 2015, and the litigation has been dismissed, without prejudice and without costs. All other terms of the settlement are confidential.